Exhibit 32.1

                                  CERTIFICATION


            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of ITIS Holdings Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of ITIS Holdings Inc. on Form 10-QSB/A for the second quarter of 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:


     (1) the 10-QSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) the information contained in the 10-QSB/A Report fairly presents, in all material respects, the financial condition and results of operations of ITIS Holdings Inc.



Dated:  August 16, 2004             ITIS Holdings Inc.



                                   /s/ Hunter M. A. Carr
                                   ---------------------
                                   Hunter M. A. Carr
                                   Chief Executive Officer


                                   /s/ Joanna Hoover
                                   ----------------------
                                   Joanna Hoover
                                   Chief Financial Officer